Exhibit 10.52
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MAGNACHIP SEMICONDUCTOR FINANCE	)	Case No. 09-12008 (PJW)
COMPANY, et al.,1)		(Jointly Administered)
)
Debtors.	)
INSTRUCTIONS TO SUBSCRIPTION FORM FOR SUBSCRIPTION RIGHTS
OFFERING IN CONNECTION WITH CHAPTER 11 PLAN OF REORGANIZATION
PROPOSED BY THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS

The Subscription Expiration Date is 5:00 p.m.
(prevailing Eastern Time) on October 19, 2009.
To Eligible Holders:2
     On August 25, 2009, the Official Committee of Unsecured Creditors (the “Committee”) of MagnaChip Semiconductor Finance Company and its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), filed the Committee’s Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as amended on September 24, 2009 and as it may be further amended from time to time, the “Committee’s Plan”) and the related Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Committee’s Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as it may be amended from time to time, the “Disclosure Statement”). Pursuant to the Committee’s Plan, certain holders of Second Lien Noteholder Claims in Classes 4(A-F) that are “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (collectively, the “Eligible Holders” and each individually an “Eligible Holder”), have the right to subscribe for up to 252,000,000 units of New Common Units based on each such holder’s Offering Pro Rata Share of Subscription Rights (as determined in accordance with Items 1 and 2a below). See Section VI.D. of the Committee’s Plan and Section VI.D. of the Disclosure Statement for a complete description of the Offering.

[1]	The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, if applicable, and their respective addresses, are: MagnaChip Semiconductor Finance Company (4144), 787 N. Mary Avenue, Sunnyvale, CA 94085; MagnaChip Semiconductor LLC (5772), 787 N. Mar Avenue, Sunnyvale, CA 94085; MagnaChip Semiconductor SA Holdings LLC, 787 N. Mary Avenue, Sunnyvale, CA 94085; MagnaChip Semiconductor, Inc. (8632), 787 N. Mary Avenue, Sunnyvale, CA 94085; MagnaChip Semiconductor SA (9734), 74 Rue de Merl, B.P. 709, L-2017 Luxembourg; and MagnaChip Semiconductor B.V. (9827), 1043 BW Amsterdam, Naritaweg 165, the Netherlands.

[2]	Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Committee’s Plan (as defined herein).

     If you are an Eligible Holder, as of the Offering Record Date established by the Bankruptcy Court (September 25, 2009), and you would like to participate in the Offering, please follow the instructions provided below to complete and return the attached Subscription Form and Subscription Agreement to the Subscription Agent, Omni Management Group, LLC, on or before the Subscription Expiration Date set forth above.
     The payments made in accordance with the Offering will be deposited and held by the Subscription Agent in a trust account or similarly segregated account or accounts which will be separate and apart from the Subscription Agent’s general operating funds and any other funds subject to any Lien or any cash collateral arrangements and which segregated account or accounts will be maintained for the purpose of holding the money for administration of the Offering until the Effective Date, or such other later date, at the option of the Committee, but not later than twenty (20) days after the Effective Date (the “Rights Offering Trust Account”). No interest will be paid to Eligible Holders exercising Subscription Rights on account of amounts paid in connection with such exercise. Since the Backstop Purchaser is entitled to a Minimum Allocation of 67% of the Subscription Rights, if more than 33% of the Subscription Rights are subscribed for by Eligible Holders other than the Backstop Purchaser, then the Subscription Rights to be purchased by each such Eligible Holder will be reduced on a pro rata basis so that the amount to be purchased by all such Eligible Holders equals 33% of the aggregate number of Subscription Rights. Each such Eligible Holder will be notified of the reduced subscription amount, if any, and the difference in payment, if any, will be refunded to such Eligible Holder without interest. IF THE COMMITTEE’S PLAN IS NOT CONSUMMATED, ALL PAYMENTS IN RESPECT OF THE RIGHTS OFFERING WILL BE REFUNDED, WITHOUT INTEREST.
     The Committee will use commercially reasonable efforts to give notice to any holder of Subscription Rights regarding any defect or irregularity in connection with any purported exercise of Subscription Rights by such holder and may permit such defect or irregularity to be cured within such time as they may determine in good faith to be appropriate; provided, however, that neither the Committee nor the Subscription Agent will incur any liability for failure to give such notification.
     Questions. If you have any questions about this Subscription Form or the subscription procedures described herein, please contact the Subscription Agent, Omni Management Group, LLC, by phone at (818) 906-8300 ext. 103 or by mail: Attention: Nova George, 16161 Ventura Blvd., Suite C, PMB 448, Encino, California 91436.
If your Subscription Form is not received by the Subscription Agent by the Subscription Expiration Date, you will not be able to participate in the Rights Offering.
The Subscription Rights are not Transferable. Any such Transfer or attempted Transfer will be null and void and the Debtors will not treat any purported transferee as the holder of any Subscription Rights. Once an Eligible Holder has properly exercised its Subscription Rights, such exercise cannot be revoked.

EACH DOLLAR OF SECOND LIEN NOTES SHALL BE ENTITLED TO
0.504 OF A SUBSCRIPTION RIGHT.

To subscribe for New Common Units pursuant to the Offering:
1.	Complete Item 1 and then complete the Calculation of the Maximum Number of New Common Units as provided below in Item 2a.
2.	Complete Item 2b indicating the whole number of New Common Units (not greater than your Maximum Number of New Common Units) for which you wish to subscribe and the Subscription Purchase Price.
3.	Make Payment of your aggregate Subscription Purchase Price in accordance with the terms of Item 3 of the Subscription Form.
4.	Read and Complete the certification in Item 4 of the Subscription Form.
5.	Your Nominee must complete the Nominee Certification in Item 5 of the Subscription Form.
6.	Return the Subscription Form and Subscription Agreement in the pre-addressed envelope so that it is received by the Subscription Agent on or before the Subscription Expiration Date. Do not fax the Subscription Form or Subscription Agreement.
Eligible Holders who have returned duly completed Subscription Forms by the Subscription Expiration Date must tender the Subscription Purchase Price to the Subscription Agent in the Rights Offering Trust Account by wire transfer of immediately available funds so it is actually received by the Subscription Expiration Date. Wire transfer instructions for payment of the Subscription Purchase Price are provided below. Holders that exercise Subscription Rights and submit the Subscription Purchase Price may contact the Subscription Agent at (818) 906-8300 ext. 103 to confirm receipt of payment.
[SUBSCRIPTION FORM FOLLOWS]

SUBSCRIPTION FORM FOR RIGHTS OFFERING
IN CONNECTION WITH THE COMMITTEE’S PLAN OF
REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

SUBSCRIPTION EXPIRATION DATE
The Subscription Expiration Date is 5:00 p.m. (prevailing Eastern
Time) on October 19, 2009, unless extended by the Committee.

Please consult the Committee’s Plan and
accompanying Disclosure Statement for additional
information with respect to this Subscription Form.
Item 1. Principal Amount of Second Lien Noteholder Claims. I certify that, as of the Offering Record Date of September 25, 2009, I held Second Lien Notes in the following principal amount (insert amount below) or that I am the authorized signatory of that beneficial owner. This amount must match the amount in Item 5 that has been certified by your Nominee as the amount held by your account as of the Offering Record Date (the “Certified Principal Amount”). For purposes of this Subscription Form, do not adjust the principal amount for any accrued or unmatured interest or any accretion factor.

$
Certified Principal Amount
Item 2. Calculation of Aggregate Subscription Price.
     2a. Calculation of Maximum Number of New Common Units. To calculate the Maximum Number of New Common Units for which you may subscribe, complete the following:

$ (Certified Principal Amount)	x	0.504	=	(Maximum Number of New Common Units—Round Down to Nearest Whole Number)[3]

[3]	The Committee’s Plan provides that no fractional units of New Common Units shall be issued and that, accordingly, fractional shares shall be rounded down to the nearest whole number.

     2b. Subscription Amount. By filling in the following blanks, you are agreeing to purchase the number of New Common Units specified below (specify a whole number of New Common Units not greater than the figure in Item 2a), at a price of $0.14 per New Common Unit, on the terms of and subject to the conditions set forth in the Committee’s Plan.

(Indicate Number of New Common Units You Elect to Purchase—Not to Exceed the Maximum Number in Item 2a)	x	$0.14 (Price Per Unit)	=	$ (aggregate Subscription Purchase Price)
Item 3. Payment for Subscription. In order to exercise the Subscription Rights, each Eligible Holder must return this duly completed Subscription Form, along with the Subscription Agreement, to the Subscription Agent so that such form is actually received by the Subscription Agent on or before 5:00 p.m. (prevailing Eastern Time) on the Subscription Expiration Date. Such Eligible Holder must pay or arrange for payment to the Subscription Agent to the Rights Offering Trust Account on or before the Subscription Expiration Date in accordance with the wire instructions set forth below.
For credit to: The Private Bank of California, Los Angeles Branch
Bank Address: 10100 Santa Monica Blvd., Suite 2500, Los Angeles, CA
ABA Routing Transit Number: 122244139
Beneficiary Account Number: 012006508
Beneficiary Account Name: MagnaChip Semiconductor Rights Offering Trust Account
Eligible Holder Name:
If, on or prior to the Subscription Expiration Date, the Subscription Agent for any reason has not received your duly completed Subscription Form, you will be deemed to have relinquished and waived your right to participate in the Offering. The payments made in accordance with the Offering will be deposited and held by the Subscription Agent in the Rights Offering Trust Account. Since the Backstop Purchaser is entitled to a Minimum Allocation of 67% of the Subscription Rights, if more than 33% of the Subscription Rights are subscribed for by Eligible Holders other than the Backstop Purchaser, then the Subscription Rights to be purchased by each such Eligible Holder will be reduced on a pro rata basis so that the amount to be purchased by all such Eligible Holders equals 33% of the aggregate number of Subscription Rights. Each such Eligible Holder will be notified of the reduced subscription amount, if any, and the difference in payment, if any, will be refunded to such Eligible Holder without interest. IF THE COMMITTEE’S PLAN IS NOT CONSUMMATED, ALL PAYMENTS IN RESPECT OF THE RIGHTS OFFERING WILL BE REFUNDED, WITHOUT INTEREST.

Item 4. Subscription Certifications. I certify that (i) I am the holder, or the authorized signatory of the holder, of a Second Lien Noteholder Claim in Class 4, (ii) I am, or such holder is, entitled to participate in the Offering to the extent of my, or such holder’s, Offering Pro Rata Share of Subscription Rights indicated under Item 2 above, and (iii) I am, or such holder is, an Eligible Holder.

Date:	Name of Holder:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:

Name of Person Signing:
(If other than holder)

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

Email Address:

Item 5. Nominee Certification. Your ownership of Second Lien Notes must be confirmed by your Nominee. The Nominee holding your Second Lien Notes as of the Offering Record Date, September 25, 2009, must complete the box below on your behalf.

For Use Only by the Nominee

DTC Participant Name:	Nominee’s Medallion Guarantee:
DTC Participant Number:

Principal Amount of Second Lien Notes held by Nominee for this account as of the Offering Record Date, September 25, 2009:
$ principal amount (the “Certified Principal Amount”)

Nominee Contact name
( ) Nominee Contact telephone number
PLEASE NOTE: NO SUBSCRIPTION OF SUBSCRIPTION RIGHTS WILL BE VALID UNLESS A PROPERLY COMPLETED AND SIGNED SUBSCRIPTION FORM IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M. (PREVAILING EASTERN TIME) ON OCTOBER 19, 2009.